UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2023

Siebert Financial Corp.

(Exact name of registrant as specified in its charter)

New York	0-5703	11-1796714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

535 Fifth Avenue, 4th Floor, New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 644-2400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $0.01 par value	SIEB	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously reported on April 27, 2023, Siebert Financial Corp. (the “Company”) entered into a First Tranche Stock Purchase Agreement with Kakaopay Corporation (“Kakaopay”), a company established under the Laws of the Republic of Korea and a fintech subsidiary of Korean-based conglomerate Kakao Corp., pursuant to which the Company agreed to issue and sell to Kakaopay 8,075,607 shares of Common Stock (the “First Tranche Shares”, and such transaction, the “First Tranche”) at a per share price of Two Dollars Fifteen Cents ($2.15), which will represent 19.9% of the outstanding equity securities of the Company on a fully diluted basis (taking into account the issuance of the First Tranche Shares).

On May 18, 2023, the Company and Kakaopay closed the First Tranche.

Concurrent with the consummation of the First Tranche, the Company, Kakaopay, and the certain members of the Gebbia Family (“Gebbia Stockholders”) entered into a Stockholders’ Agreement (the “Stockholders’ Agreement”) whereby the parties agreed that the Company’s Board of Directors would consist of seven directors. The parties agreed that following the consummation of the First Tranche, one of the seven directors would be designated by Kakaopay, and six (the “Gebbia Directors”) would be nominated by the Gebbia Stockholders, of whom three shall be independent directors.

Concurrent with the consummation of the First Tranche, the Company and Kakaopay entered into a Registration Rights Agreement (the “Registration Rights Agreement”) whereby the Company agreed to grant Kakaopay certain registration rights with respect to certain securities of the Company held by Kakaopay. In exchange for such registration rights, the parties agreed to a lock-up period ending the earlier of the outside date pursuant to the Second Tranche Stock Purchase Agreement and the date that such agreement is terminated.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction in connection with the stock purchase agreements, the transactions or stockholder approval or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States. No offer of securities shall be made in the United States absent registration under the Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Participants in the Solicitation

The Company and their directors and executive officers may be deemed participants in the solicitation of proxies of the Company’s stockholders in respect of the proposed Second Tranche Stock Purchase Agreement with Kakaopay, which is described in the Company’s Current Report on Form 8-K filed on May 3, 2023. The Company’s stockholders and other interested persons may obtain more detailed information about the names and interests of these directors and officers of the Company, including, when filed with the SEC, the Company’s proxy statement. These documents can be obtained free of charge at the SEC’s web site at www.sec.gov.

Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 with respect to the proposed transactions. These forward-looking statements generally are identified by the words such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the risk that the closing of the First Tranche Stock Purchase Agreement or Second Tranche Stock Purchase Agreement may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities; (ii) the failure to satisfy the conditions to the closing of the First Tranche Stock Purchase Agreement or Second Tranche Stock Purchase Agreement, including the approval of various regulators and approval by a majority-of-the-minority stockholders of the Company; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the First Tranche Stock Purchase Agreement or Second Tranche Stock Purchase Agreement; (iv) the outcome of any legal proceedings that may be instituted against any of the parties to the First Tranche Stock Purchase Agreement, Second Tranche Stock Purchase Agreement or related transaction agreements following the announcement of the entry into the agreements; (v) the ability of the parties to recognize the benefits of the investment; the expected future market opportunities of the Company, and (vi) those factors discussed in the Company’s filings with the SEC and that that will be contained in the definitive Proxy Statement relating to a Special Meeting of Shareholders. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the definitive Proxy Statement and other documents to be filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while the Company may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, subject to applicable law. The Company gives no assurance that the Company will achieve its expectations.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished with this Form 8-K.

Ex. No	Description of Exhibits
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 24, 2023	SIEBERT FINANCIAL CORP.

	By	/s/ Andrew H. Reich
Andrew H. Reich
Executive Vice President, Chief Operating Officer, Chief Financial Officer, Secretary and Director (Principal executive, financial and accounting officer)

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